Exhibit 99.1

Elroy Air to Become Publicly Traded Company via Business Combination with Inflection Point-led SPAC

●	Elroy Air will be poised to scale its autonomous heavy-cargo drone for defense and commercial use as a publicly traded company upon closing and accelerate production to meet rising demand from both commercial and defense tech markets

●	Pre-money equity value of approximately $800 million and post-transaction enterprise value of approximately $1.0 billion

●	More than $165 million of committed PIPE capital, anchored by Inflection Point, existing Elroy Air investors and several new institutional investors

●	Company has 6+ years of active defense programs and a demand pipeline exceeding 1,400 aircraft and over $5 billion in potential estimated revenue opportunity from leading logistics and aviation companies

●	Parties to host a virtual webcast today at 8:30 a.m. ET: https://app.webinar.net/LKXrVzLOoEz

San Francisco--Elroy Air, Inc., a leading U.S.-based technology developer of autonomous heavy-cargo drones for defense, rapid response and commercial logistics, and Columbus Circle Capital Corp II (Nasdaq: CMII), a special purpose acquisition company led by the management team of Inflection Point Asset Management (Inflection Point) and Cohen & Company, Inc. (NYSE American: COHN), which will be renamed Inflection Point Acquisition Corp VII (Nasdaq: IPXG), announced today that they have entered into a definitive business combination agreement (BCA) whereby Elroy Air will become a publicly traded company.

The proposed transaction is expected to close in the fourth quarter of 2026, subject to customary closing conditions, including regulatory and shareholder approval. The transaction values Elroy Air at $800 million pre-money, and has more than $165 million in committed PIPE capital, which is expected to fully fund commercial scale production of the Chaparral with U.S. manufacturing partner Kratos Defense & Security Solutions. $65 million of the more than $165 million PIPE is funding in connection with the execution of the BCA. Post-transaction, Elroy Air is expected to have an enterprise value of approximately $1.0 billion.

Elroy Air is redefining autonomous heavy-cargo transport with Chaparral — an advanced vertical takeoff and landing (VTOL) drone designed to carry 500+ pounds of cargo. The aircraft was engineered with a hybrid-electric powertrain to deliver the reliability of electric propulsion but with extended range of up to 450 miles and with no charging infrastructure required. Designed for maximum operational flexibility, Chaparral features multi-mission pods that enable rapid reconfiguration across diverse payload types and customer needs, unlocking a significant global total addressable market spanning defense, commercial logistics, and rapid response.

Key highlights include:

●	A demand pipeline exceeding 1,400 aircraft and over $5 billion in potential revenue opportunity from leading logistics and aviation companies, including Bristow Group, Barq Group, SLI, and FedEx.

●	6+ years of active defense programs with the U.S. Army, U.S. Marine Corps, and U.S. Air Force.

●	A manufacturing partnership with Kratos Defense & Security Solutions as the exclusive U.S. manufacturer of the Chaparral, with first production aircraft planned for late 2026.

●	A $200M joint venture initial agreement signed with Barq Group to establish an international manufacturing facility in Abu Dhabi serving the MENA region. Elroy Air and Barq Group plan to begin initial flight operations in the UAE in 2027 using U.S.-built aircraft followed by the start of local production in Abu Dhabi in 2028.

●	The only OEM with a purpose-built, heavy-payload uncrewed cargo drone selected for the U.S. Department of Transportation’s eVTOL Integration Pilot Program (eIPP), established under the Unleashing American Drone Dominance Executive Order. USDOT’s announcement specifically calls for the start of operations in 2026.

●	Completed testing by Japan’s Ground Self-Defense Force (JGSDF) in which the Chaparral passed all 22 test items for inter-island logistics capabilities.

●	Backed by premier defense and venture investors, including Lockheed Martin Ventures, Shield Capital, Marlinspike Partners, Snowpoint Ventures, DiamondStream Partners, and Catapult Ventures.

“As a public company with access to significant capital, Elroy Air will be ideally positioned to meet the rising demand for Chaparral, our heavy-cargo drone,” said Elroy Air Chief Executive Officer Andrew Clare, PhD. “Autonomous flight is the next great logistics revolution — and Elroy Air intends to lead it. The U.S. has made drone dominance a national strategic priority, and that priority is only meaningful if American industry can actually deliver. This transaction ensures we can by rapidly scaling production for U.S. and allied forces and commercial markets alike. I’m excited to partner with Inflection Point, a firm with a track record of successfully scaling high-impact technology companies in order to satisfy significant market demand.”

Inflection Point’s prior and pending transactions in the national security and Aerospace & Defense sectors include Intuitive Machines (Nasdaq: LUNR), USA Rare Earth (Nasdaq: USAR), Merlin Labs (Nasdaq: MRLN) and Quantum Space (Nasdaq: IPFXU).

“Elroy Air is emerging at the intersection of two massive secular shifts: the modernization of defense technology and the automation of global supply chains,” said Michael Blitzer, Chief Investment Officer of Inflection Point. “Through a combination of proprietary autonomous aviation technology and recurring software licensing revenue streams, Elroy has established a highly defensible flywheel across defense and commercial markets. The company’s multi-billion dollar demand pipeline and strategic partnerships with Bristow and Barq underscore the urgency of the market opportunity and Elroy’s growing strategic importance within the industry.”

Transaction Overview

The business combination is expected to deliver gross proceeds of at least $165 million from the committed PIPE, with up to $230 million additional proceeds depending on redemptions. Elroy Air currently intends to use these proceeds to accelerate its technology and platform development, ramp its ability to deliver its systems to customers, enable strategic acquisitions, and ensure top technical talent across areas, including software and hybrid-electric systems, continue joining Elroy Air.

The Boards of Directors of both Elroy Air and CMII have unanimously approved the proposed transaction. The deal is expected to close in late 2026, subject to customary closing conditions, including approval by CMII’s shareholders and regulatory review. Upon closing, the combined company will use the Elroy Air name and expects to be listed on the Nasdaq under the ticker symbol “ELRY.”

Advisors

Barclays is acting as exclusive financial advisor and exclusive capital markets advisor to Elroy Air. Barclays is acting as Lead Placement Agent on the PIPE, with Cantor and Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, also acting as Placement Agents. Cantor and Cohen & Company Capital Markets are serving as financial and capital markets advisors to CMII. DLA Piper LLP (US) is serving as legal advisor to Elroy Air. White & Case LLP is serving as counsel to CMII and Inflection Point. Kirkland and Ellis LLP is serving as legal advisor to the Placement Agents.

Webcast Details

Elroy Air and Inflection Point will host an investor presentation today at 8:30 a.m. ET to discuss the announcement. The webcast will include a slide presentation and participants are encouraged to view the presentation via webcast at: https://app.webinar.net/LKXrVzLOoEz

About Elroy Air

Elroy Air is developing industry-first autonomous aircraft systems and cutting-edge software to revolutionize express shipping. Deploying innovative hybrid-electric and autonomous vehicle technologies, their vertical-takeoff-and-landing (VTOL) aircraft transcend traditional airport limitations, unlocking new frontiers in commercial air cargo, humanitarian aid, and military logistics. From agile, low-risk resupply for troops, to dynamic disaster response and firefighting support, to warehouse-to-warehouse express parcel transport, Elroy Air’s technology reshapes logistics possibilities. With facilities in Byron, California, Elroy Air is backed by premier venture capital firms including DiamondStream Partners, Catapult Ventures, Marlinspike Partners, Snowpoint Ventures, and Shield Capital. Strategic investment from industry giants like Lockheed Martin Ventures and support from visionary angel investors, including early Uber executives, drive the company’s mission to provide same-day shipping to every person on the planet.

For more information, visit elroyair.com.

About CMII

Columbus Circle Capital Corp II, to be renamed Inflection Point Acquisition Corp VII, is a special purpose acquisition company formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. The SPAC will be led by Chairman Michael Blitzer, CEO Kevin Shannon, and President Gary Quin.

Forward-Looking Statements

Certain statements made herein are not historical facts but may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” or the negatives of these terms or variations of them or similar terminology or expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the proposed business combination between Columbus Circle Capital Corp II (“CMII”) and Elroy Air, Inc. (“Elroy Air”), the estimated or anticipated future results and benefits of the combined company following the business combination, including the likelihood and ability of the parties to successfully consummate the business combination, the company’s demand pipeline and potential revenue opportunities, future opportunities for the combined company and other statements that are not historical facts.

These statements are based on the current expectations of CMII and/or Elroy Air’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CMII and Elroy Air. These statements are subject to a number of risks and uncertainties regarding Elroy Air’s business and the business combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to: general economic, political and business conditions; the inability of the parties to consummate the business combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement; the number of redemption requests made by CMII’s shareholders in connection with the business combination; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the business combination; the risk that the approval of the shareholders of Elroy Air or CMII for the potential transaction is not obtained; failure to realize the anticipated benefits of the business combination, including as a result of a delay in consummating the potential transaction; the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; the risks related to the rollout of Elroy Air’s business and the timing of expected business milestones; the fact that Elroy Air’s demand pipeline currently consists of non-binding letters of intent and memorandums of understanding comprising Elroy Air’s demand pipeline and the risk that such expressions of interest may not convert to binding orders and there can be no assurance that any or all of such letters of intent and memorandums of understanding will result in future revenue and accordingly investors should not place undue reliance on such demand pipeline figures as an indicator of future revenue or business performance; risks related to obtaining and maintaining necessary regulatory approvals and certifications for the FAA, Department of Defense, and other governmental authorities for drone operations; the effects of competition on Elroy Air’s business; the ability of the combined company to execute its growth strategy, manage growth profitably and retain its key employees; the ability of the combined company to obtain or maintain the listing of its securities on a U.S. national securities exchange following the business combination; costs related to the business combination; and other risks that will be detailed from time to time in filings with the U.S. Securities and Exchange Commission (the “SEC”). The foregoing list of risk factors is not exhaustive. There may be additional risks that Elroy Air and CMII presently do not know or that Elroy Air and CMII currently believe are immaterial that could also cause actual results to differ from those contained in forward-looking statements. In addition, forward-looking statements provide Elroy Air’s and CMII’s expectations, plans or forecasts of future events and views as of the date of this communication. Elroy Air and CMII anticipate that subsequent events and developments will cause their assessments to change. However, while Elroy Air and/or CMII may elect to update these forward-looking statements in the future, Elroy Air and CMII specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Elroy Air’s or CMII’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements. Nothing herein should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or results of such forward-looking statements will be achieved.

Additional Information and Where to Find It

The business combination will be submitted to shareholders of CMII for their consideration. In connection with the business combination, CMII intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which will include a proxy statement/prospectus and certain other related documents, which will serve as both the proxy statement to be distributed to its shareholders in connection with its solicitation for proxies for the vote by its shareholders in connection with the business combination and other matters to be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities to be issued to Elroy Air’s equity holders in connection with the completion of the business combination. After the Registration Statement is declared effective, CMII will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the business combination. This communication is not a substitute for the registration statement, the definitive proxy statement/prospectus or any other document that CMII will send to its shareholders in connection with the business combination.

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION AND THE PARTIES TO THE BUSINESS COMBINATION. Investors and security holders will be able to obtain copies of these documents (if and when available) and other documents filed with the SEC free of charge at www.sec.gov. The definitive proxy statement/final prospectus (if and when available) will be mailed to shareholders of CMII as of a record date to be established for voting on the business combination. Shareholders of Columbus will also be able to obtain copies of the proxy statement/prospectus without charge, once available, at the SEC’s website at www.sec.gov

Participants in the Solicitation

CMII and its directors, executive officers, and other members of management, and consultants, under SEC rules, may be deemed participants in the solicitation of proxies from CMII’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in CMII is contained in the sections entitled “Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters” and “Directors, Executive Officers and Corporate Governance” of CMII’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 30, 2026, and which is available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

Elroy Air, its directors, executive officers, other members of management, and employees, under SEC rules, may be deemed participants in the solicitation of proxies of CMII shareholders in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination will be included in the Registration Statement when available.

No Offer or Solicitation

This communication is for informational purposes only and is not (i) an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law nor (ii) the solicitation of any vote in any jurisdiction pursuant to the business combination or otherwise. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the business combination or the accuracy or adequacy of this communication.

Media Contacts

Chelsea Dietz

press@elroyair.com

Dan Moore / Ed Hammond / Kiki Torpey

Collected Strategies

elroy-cs@collectedstrategies.com

CMII Contact

Kevin Shannon

info@inflectionpointacquisition.com

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